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                                                                 Exhibit 10.13

                                AMENDMENT NO. 3
                            TO EMPLOYMENT AGREEMENT


        WHEREAS, Knoll, Inc. (the "Company") and Andrew B. Cogan (the "Employee") have entered into an Employment Agreement, dated as of February 29, 1996, as amended on April 30, 1997 and August 1, 1998, (the "Employment Agreement"); and

        WHEREAS, pursuant to resolutions of the Compensation Committee of the Company's board of directors and the Company's full board of directors, the Company and the Employee have agreed to amend the Employment Agreement.

        NOW, THEREFORE, effective as of the date written below, the Employment Agreement is amended as follows:

        1.  Employee is promoted to the position of Chief Operating Officer.

        2.  Employee's base salary is increased to $300,000 per year.


        IN WITNESS WHEREOF, the parties have executed this Amendment as of this 4th day of December, 1999.



                                             KNOLL, INC.


                                             By:   /s/ Douglas J. Purdom
                                                 --------------------------
                                                    Senior Vice President


                                                   /s/ Andrew B. Cogan
                                                 --------------------------
                                                       Andrew B. Cogan